UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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Form 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 31, 2013
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Forest City Enterprises, Inc.
(Exact name of registrant as specified in its charter)
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Ohio (State or other jurisdiction of incorporation or organization)	1-4372 (Commission File Number)	34-0863886 (I.R.S. Employer Identification No.)

Terminal Tower, 50 Public Square Suite 1100, Cleveland, Ohio		44113
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 216-621-6060

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 - Entry into a Material Definitive Agreement.

Effective July 31, 2013, Forest City Enterprises, Inc. (the “Company”) and Forest City Rental Properties Corporation (“FCRPC”), a wholly-owned subsidiary of the Company, entered into a First Amendment to the Fourth Amended and Restated Credit Agreement and Fourth Amended and Restated Guaranty of Payment of Debt (“First Amendment”) with KeyBank National Association, as Administrative Agent, PNC Bank National Association, as Syndication Agent, Bank of America, N.A., as Documentation Agent, and the various banks party thereto (collectively the “Banks”). The First Amendment amends: (i) the Fourth Amended and Restated Credit Agreement, dated February 21, 2013, among FCRPC and the Banks (the “Credit Agreement”); and (ii) the Fourth Amended and Restated Guaranty of Payment of Debt, dated February 21, 2013, entered into by the Company for the benefit of the Banks (the “Guaranty” and together with the Credit Agreement, the “Credit Facility”).

The First Amendment sets forth terms and conditions pursuant to which the Company may redeem its 6.50% Senior Notes due 2017 and 7.375% Senior Notes due 2034, including the establishment of reserve commitments, as applicable, upon trigger dates determined in accordance with the First Amendment.

The First Amendment also sets forth terms and conditions regarding the repayment of Loans, as defined in the Credit Agreement, using proceeds generated from the Company's recent issuance of its 3.625% Convertible Senior Notes due 2020 (the “2020 Convertible Senior Notes”).

The First Amendment also provides additional or clarifying language and definitional changes to incorporate all of the foregoing and to reflect the recent issuance of the 2020 Convertible Senior Notes, and makes other immaterial modifications to the Credit Agreement and Guaranty.

Certain of the Banks under the First Amendment and their affiliates have performed, and may in the future perform, various commercial banking, investment banking and other financial advisory services for the Company and its subsidiaries for which they have received, and will receive, customary fees and expenses.

The foregoing description of the terms of the First Amendment is qualified in its entirety by reference to the full text of the First Amendment filed as Exhibit 10.1 to this Form 8-K.

Item 9.01. Exhibits.

(d)	Exhibits

Exhibit No.		Description
10.1	—
First Amendment to the Fourth Amended and Restated Credit Agreement and Fourth Amended and Restated Guaranty of Payment of Debt, dated as of July 31, 2013, by and among Forest City Rental Properties Corporation, Forest City Enterprises, Inc., KeyBank National Association, as Administrative Agent, PNC Bank National Association, as Syndication Agent, Bank of America, N.A., as Documentation Agent, and the banks named therein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOREST CITY ENTERPRISES, INC.

Date:	August 5, 2013	By:	/s/ ROBERT G. O'BRIEN
		Name:	Robert G. O’Brien
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.		Description
10.1	—
First Amendment to the Fourth Amended and Restated Credit Agreement and Fourth Amended and Restated Guaranty of Payment of Debt, dated as of July 31, 2013, by and among Forest City Rental Properties Corporation, Forest City Enterprises, Inc., KeyBank National Association, as Administrative Agent, PNC Bank National Association, as Syndication Agent, Bank of America, N.A., as Documentation Agent, and the banks named therein.